SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss. 240.14a-12
|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

                        BRAINSTORM CELL THERAPEUTICS INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:


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      (2)   Aggregate number of securities to which transaction applies:


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      (3)   Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


            --------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:


            --------------------------------------------------------------------

      (5)   Total fee paid:


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|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:

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      (2)   Form, Schedule or Registration Statement No.:


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      (3)   Filing Party:


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      (4)   Date Filed:


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

                        BRAINSTORM CELL THERAPEUTICS INC.
                       1350 AVENUE OF AMERICAS, 29TH FLOOR
                               NEW YORK, NY 10019
                                 (212) 557-9000

                                                               February 28, 2005

Dear Shareholder:

      Brainstorm Cell Therapeutics Inc. will hold a Special Meeting of its shareholders on March 28, 2005 beginning at 10:00 a.m., New York City time, at the offices of the Company, 1350 Avenue of Americas, 29th Floor, New York, NY 10019. We look forward to your attending either in person or by proxy. The enclosed notice of meeting, the proxy statement, and the proxy card from the Board of Directors describe the matters to be acted upon at the meeting.

      This  meeting  will  be  a  business   meeting  only  with  no  additional
presentations. The agenda for the meeting includes a proposal regarding the authorization of the Company's 2004 Global Share Option Plan and a proposal regarding the authorization of the Company's 2005 U.S. Stock Option and Incentive Plan. Each proposal also includes the reservation of a total of 9,143,462 shares of our Common Stock for issuance under these two plans. The Board of Directors recommends that you vote FOR the authorization of the 2004 Global Share Option Plan, the authorization of the 2005 U.S. Stock Option and Incentive Plan and the reservation of 9,143,462 shares of our Common Stock for issuance under these two plans.

      Please refer to the enclosed proxy statement for detailed information on the proposals. Your vote is important. Whether or not you expect to attend the meeting, your shares should be represented. Therefore, we urge you to complete, sign, date and promptly return the enclosed proxy card.

      On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in our company.

                                           Sincerely yours,

                                           /s/ Yaffa Beck

                                           DR. YAFFA BECK
                                           President and Chief Executive Officer

                        BRAINSTORM CELL THERAPEUTICS INC.
                       1350 AVENUE OF AMERICAS, 29TH FLOOR
                               NEW YORK, NY 10019
                                 (212) 557-9000

                                   ----------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                   ----------

                            TO BE HELD MARCH 28, 2005

To Shareholders of Brainstorm Cell Therapeutics Inc.:

      The Special Meeting of Shareholders of Brainstorm Cell Therapeutics Inc. will be held on March 28, 2005 at 10:00 a.m., New York City time, at the offices of the Company, 1350 Avenue of the Americas, 29th Floor, New York, NY 10019, for the following purposes:

      1. To consider and act upon a proposal to approve the 2004 Global Share Option Plan and the reservation of a total of 9,143,462 shares of our Common Stock for issuance under the Global Share Option Plan and the U.S. Stock Option and Incentive Plan.

      2. To consider and act upon a proposal to approve the 2005 U.S. Stock Option and Incentive Plan and the reservation of a total of 9,143,462 shares of our Common Stock for issuance under the Global Share Option Plan and the U.S. Stock Option and Incentive Plan.

      The Board of Directors has fixed the close of business on February 24, 2005 as the record date for the meeting. All shareholders of record on that date are entitled to notice of and to vote at the meeting.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY OR YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                              By Order of the Board of Directors

                                              /s/ Yoram Drucker

                                              YORAM DRUCKER
                                              Secretary

New York, New York
February 28, 2005

                        BRAINSTORM CELL THERAPEUTICS INC.

                                 PROXY STATEMENT

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Brainstorm Cell Therapeutics Inc. (the "Company") for use at the Special Meeting of shareholders to be held on March 28, 2005, at the time and place set forth in the accompanying notice of the meeting, and at any adjournments or postponements thereof. The approximate date on which this proxy statement and form of proxy are first being sent to shareholders is on or about February 28, 2005.

      The Company's principal executive offices are located at 1350 Avenue of Americas, New York, New York 10019, telephone number (212) 557-9000.

                       VOTING AND REVOCABILITY OF PROXIES

      IF THE ENCLOSED PROXY IS PROPERLY EXECUTED AND IS RECEIVED PRIOR TO THE MEETING, IT WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO INSTRUCTIONS ARE SPECIFIED WITH RESPECT TO ANY PARTICULAR MATTER TO BE ACTED UPON, PROPERLY EXECUTED PROXIES WILL BE VOTED:

      o FOR THE AUTHORIZATION OF THE 2004 GLOBAL SHARE OPTION PLAN (THE "GLOBAL PLAN") AND THE RESERVATION OF A TOTAL OF 9,143,462 SHARES OF OUR COMMON STOCK FOR ISSUANCE UNDER THE GLOBAL PLAN AND THE U.S. PLAN (AS DEFINED BELOW).

      o FOR THE AUTHORIZATION OF THE 2005 U.S. STOCK OPTION AND INCENTIVE PLAN (THE "U.S. PLAN") AND THE RESERVATION OF A TOTAL OF 9,143,462 SHARES OF OUR COMMON STOCK FOR ISSUANCE UNDER THE GLOBAL PLAN AND THE U.S. PLAN.

      Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting, by giving a duly executed proxy bearing a later date or by giving written notice of revocation to the Secretary of the Company any time before the proxy is exercised. A shareholder of record attending the meeting may vote in person whether or not a proxy has been previously given, but the presence, without further action, of a shareholder at the meeting will not constitute revocation of a previously given proxy.

                            QUORUM AND REQUIRED VOTE

The holders of one-third in interest of all shares of Common Stock issued, outstanding and entitled to vote are required to be present in person or to be represented by proxy at the meeting in order to constitute a quorum for the transaction of business. The proposal to authorize the Global Plan and reserve 9,143,462 shares of our Common Stock, and the proposal to authorize the 2005 U.S. Stock Option and Incentive Plan and reserve 9,143,462 shares of our Common Stock, each requires the affirmative vote of a majority of voting shares present in person or represented by proxy at the meeting (following the determination of a quorum). Abstentions are counted as present for the purposes of determining the existence of a quorum for the transaction of business. However, for purposes of determining the number of shares voting on a particular proposal, abstentions are not counted as votes cast or shares voting. Holders of 13,979,595 shares of the Company's Common Stock, representing 67.0% of the Company's issued and outstanding shares, have entered into a voting agreement (the "Voting Agreement"), pursuant to which such shareholders appointed the Company, through its Board of Directors, as their irrevocable proxy to vote on their behalf on any matters relating to the adoption and approval of any plan pursuant to which the Company may issue shares of Common Stock or other securities convertible into its Common Stock at this meeting. In accordance with the Voting Agreement, the Board of Directors will, at the Special Meeting to be held on March 28, 2005, vote such shares in favor of the proposals set forth herein.

                        RECORD DATE AND VOTING SECURITIES

      Only shareholders of record at the close of business on February 24, 2005 are entitled to notice of and to vote at the meeting. At the close of business on that date, there were 20,867,808 shares of Common Stock outstanding and entitled to vote. Each outstanding share of the Company's Common Stock entitles the record holder to cast one (1) vote for each matter to be voted upon.

PROPOSAL 1: AUTHORIZATION OF 2004 GLOBAL SHARE OPTION PLAN

PROPOSAL

      There will be presented at the meeting a proposal to approve the 2004 Global Share Option Plan (the "Global Plan") as well as the reservation of 9,143,462 shares of our Common Stock. The total number of shares of our Common Stock to be reserved under the Global Plan will also be available for awards granted under the Company's 2005 U.S. Stock Option and Incentive Plan (the "U.S. Plan"), which is described in the following proposal, and any grants or awards under one plan will reduce the number of shares available for grants or awards under the other plan, so that the combined total number of shares subject to grants or awards under the Global Plan and the U.S. Plan will not exceed 9,143,462 shares of our Common Stock.

      The Global Plan and the reservation of such shares were approved by the Board of Directors on November 25, 2004, subject to the approval of the Company's stockholders. On February 24, 2005, in connection with its adoption of the U.S. Plan the Board amended the Global Plan to provide that any awards granted under the Global Plan and the U.S. Plan will reduce the total number of shares available for future issuance under each plan. Based solely on the closing price of the Common Stock as reported by the OTC BB on the NASD on February 23, 2005, the maximum aggregate market value of the Common Stock that could potentially be issued under the Global Plan is $22,858,655. The shares issued by the Company under the Global Plan may be authorized but unissued shares, or shares reacquired by the Company. To the extent that shares subject to an outstanding award under the U.S. Plan or the Global Plan are not issued or delivered by reason of the expiration, termination, cancellation, or forfeiture of such award or by reason of the delivery of shares to pay all or a portion of the exercise price of an award, if any, or the delivery of shares to satisfy all or a portion of the tax withholding obligations relating to an award, then such shares shall again be available under the U.S. and Global Plans.

RECOMMENDATION

      The Board of Directors believes that stock options and other stock-based incentive awards can play an important role in the success of the Company by providing an incentive to retain in the employ of the Company persons of training, experience and ability; attracting new employees, directors, consultants and service providers; encouraging a sense of proprietorship of such persons and stimulating the active interest in such persons in the development and financial success of the Company by providing them with opportunities to receive stock-based awards in the Company. Accordingly, the Board of Directors has voted, subject to Stockholder approval, to adopt the Global Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE GLOBAL PLAN BE APPROVED, AND THEREFORE RECOMMENDS A VOTE FOR THIS PROPOSAL.

SUMMARY OF THE GLOBAL PLAN

      The following description of certain features of the Global Plan, including Appendix A thereto related to participants who are residents of Israel, is intended to be a summary only. The summary is qualified in its entirety by the full text of the Global Plan and Appendix A thereto, which are attached hereto as EXHIBIT A.

      Set forth below is a summary of principal provisions of the Global Plan as well as of Appendix A thereto which applies solely to participants who are residents of the State of Israel or those who are deemed to be residents of the State of Israel for the payment of tax (the "Israeli Appendix").

      Administration. To date the Global Plan has been administered by the Board of Directors. The Board may, however, delegate its powers under the Global Plan to a compensation committee of the Board (the "Compensation Committee") which shall consist of at least two (2) members of the Company's Board of Directors. Notwithstanding, the Board shall automatically have residual authority (i) if no committee shall be constituted, (ii) with respect to rights not delegated by the Board to the Committee, or (iii) if the Compensation Committee shall cease to operate for any reason whatsoever.

      Participation. The Global Plan provides that the persons eligible for participation in the Plan shall include employees, directors, and/or service providers such as consultant, or adviser of the Company or any affiliate, or any other person who is not an employee (also referred to as non-employee). In determining the eligibility of an individual to be granted options pursuant to the Plan, as well as in determining the number of options to be granted to any individual, the Board of Directors takes into account the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of the individual's service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Board of Directors deems relevant. The number of individuals potentially eligible to participate in the Global Plan currently includes three officers, two employees, two scientific consultants, two non-employee directors and an indeterminate number of additional consultants and service providers of the Company.

      Terms and Provisions of Options. Options granted under the Global Plan are exercisable at such times and during such period as is set forth in the option agreement, and shall terminate upon the earlier of (i) the date set forth in the option agreement, (ii) the expiration of ten (10) years from the date of grant, or (iii) the expiration of any extended period in any of the events set forth below. The option agreement may contain such provisions and conditions as may be determined by the Compensation Committee. The Option exercise price for each share subject to an Option shall be determined by the Compensation Committee in its sole and absolute discretion in accordance with applicable law, subject to any guidelines as may be determined by the Board of Directors from time to time. The exercise price shall be payable upon the exercise of an Option in cash, check, or wire transfer.

      An Option or any right with respect thereto of any optionee to exercise an Option granted under the Global Plan is not assignable or transferable, nor may it be given as collateral nor may any right with respect thereto be given to a third party whatsoever, other than by will or the laws of descent and distribution, or as specifically otherwise allowed under the Global Plan. Moreover, during the lifetime of the optionee, each and all of such optionee's rights to purchase shares under the Global Plan shall be exercisable only by the optionee.

      In the event of a termination of optionee's employment or service, all Options granted to such optionee shall immediately expire. Notwithstanding the foregoing and unless otherwise determined in the optionee's option agreement, an Option may be exercised after the date of termination as follows: If the termination is without cause, the unexpired vested Options still in force may be exercised within a period of three (3) months after the date of such termination. If such termination of employment is the result of death or disability, the vested unexpired Options still in force may be exercised within a period of twelve (12) months after such date of termination. If such termination of employment or service is for cause, any outstanding unexercised Option will immediately expire and terminate, and the optionee shall not have any right in respect thereof. In no event shall an option be exercisable after the date upon which it expires by its terms. The Compensation Committee has the authority to extend the term of all or part of the vested Options beyond the date of such termination for a period not to exceed the period during which the Options by their terms would otherwise have been exercisable.

      Merger; Acquisition; Reorganization. The Global Plan provides that in the event of a merger, acquisition, or reorganization of the Company or in the event of a sale of all or substantially all of the assets or shares of the Company to another entity (a "Transaction") the unexercised Options shall be assumed or substituted for an appropriate number of shares of each class of shares or other securities of the successor corporation (or a parent or subsidiary of the successor corporation) as were distributed to the shareholders of the Company in connection with the Transaction. In the case of such assumption and/or substitution of Options, appropriate adjustments shall be made to the exercise price so as to reflect such Option and all other terms and conditions of the option agreements, all subject to the determination of the Compensation Committee or the Board of Directors, which determination shall be in their sole discretion and final. The Global Plan further provides that in the event that the outstanding shares shall at any time be changed or exchanged by declaration of a share dividend (bonus shares), share split or reverse share split, combination or exchange of shares, recapitilization, or any other like event by or of the Company, and as often as the same shall occur, then the number, class and kind of shares subject to the Global Plan or subject to any Options theretofore granted, and the exercise prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares without changing the aggregate exercise price, provided, however, that no adjustment shall be made by reason of the distribution of subscription rights on outstanding shares. Upon the occurrence of any of the above, the class and aggregate number of shares issuable pursuant to the Global Plan, in respect of which Options have not yet been exercised, shall be appropriately adjusted.

      The Board of Directors or the Compensation Committee shall also have the power to determine that in certain option agreements there shall be a clause instructing that if in any Transaction the successor corporation (or parent or subsidiary of the successor corporation) does not agree to assume or substitute the Options, the vesting dates of outstanding Options shall be accelerated so that any unvested Option or any portion thereof shall be immediately vested prior to the effective date of the Transaction.

      Upon voluntary dissolution or liquidation of the Company, the Company shall immediately notify all unexercised Option holders of such voluntary liquidation, and the Option holders shall then have ten (10) days to exercise any unexercised vested Options held by them at that time. Upon the expiration of such ten-days period, all remaining outstanding Options will terminate immediately.

      Termination and Amendment. Unless sooner terminated, the Global Plan shall terminate ten (10) years from November 25, 2004, the date upon which it was adopted by the Board of Directors. The Board of Directors may at any time terminate or suspend the Global Plan or make such modification or amendment as it deems advisable; provided, however, that no amendment, alteration, suspension or termination of the Plan shall impair the rights of any optionee, unless mutually agreed otherwise by the optionee and the Company. Termination of the Global Plan prior to the termination date shall not affect the Board of Director's ability to exercise the powers granted to it thereunder with respect to Options granted under the Global Plan prior to the date of such earlier termination. The Company shall obtain the approval of the Company's shareholders for amendment to the Global Plan if shareholders' approval is required under any applicable law, or if shareholders' approval is required by any authority or by any governmental agencies or national securities exchanges.

ISRAELI APPENDIX AND TAX MATTERS

      Section 102 of the Israeli Income Tax Ordinance (New Version), 1961, as amended (the "Section 102"; "Tax Ordinance", respectively) shall apply to allocation of Options and/or shares to employees, including directors and office holders, but excluding controlling shareholders (as defined in Section 32(9) of the Ordinance) (the "Employees"). Options granted under the amended Section 102 may be classified as Approved 102 Option to be held by a trustee for the benefit of the Employees for such period of time as required by Section 102 or any regulations, rules or orders or procedures promulgated thereunder (the "Trustee"; "Holding Period", respectively) or as Unapproved 102 Option, without a trustee. The Trustee is an individual who is appointed by the Company and approved by the Israeli Tax Authorities. Under the trustee track, the trustee may not release any shares allocated or issued upon exercise of Approved 102 Options prior to the full payment of optionee's tax liabilities arising from Approved 102 Options which were granted to him and/or any shares allocated or issued upon exercise of such Options. With respect to any Approved 102 Option, an optionee shall not sell or release from trust any share received upon the exercise of an Approved 102 Option and/or any share received subsequently following any realization of rights, including bonus shares, until the lapse of the Holding Period described above. If any such sale or release shall occur during the Holding Period the sanctions under Section 102 shall apply and shall be borne by such optionee. Approved 102 Options may either be classified as "ordinary income option" or "capital gains option". The classification of the type of options as "ordinary income option" or "capital gain option" depends on the election made by the Company prior to the date of grant, and obligates the Company to grant such type of option to all of its Employees for a period of one year following the year during which options were first granted.

      We have chosen to grant Options to our Employees as Approved 102 Options under the capital gain track. Such election was appropriately filed with the Israeli tax authorities before the grant of an Approved 102 Option. Under such track, the Employee will realize a capital gain upon the sale of shares received following the exercise of such options or upon release of such shares from trust, whichever is earlier.

TAX ASPECTS UNDER THE U.S. INTERNAL REVENUE CODE

      The following is a summary of the principal United States federal income tax consequences that will apply to option grants under the Global Plan that are made to any participants in the Global Plan who are subject to U.S. tax laws as in effect on the date of this proxy statement. It does not describe all federal tax consequences under the Global Plan, nor does it describe foreign, state or local tax consequences. The Company does not currently intend to grant any options to any such participants under the Global Plan, but may do so in the future. In connection with any such grants, the Company may amend the Global Plan to incorporate such changes as may be necessary to comply with U.S. federal tax and other requirements.

INCENTIVE OPTIONS

      In the event that any Option granted under the Global Plan is intended to be designated and qualified as an "incentive stock option" as defined in Section 422 of the U.S. Internal Revenue Code of 1986, as amended, the following tax consequences shall apply. Such Options are referred to as "Incentive Options." To qualify as Incentive Options, Options must meet certain federal tax requirements, including a $100,000 limit on the value of shares subject to Incentive Options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

      Under the Internal Revenue Code, an employee will not realize taxable income by reason of the grant or the exercise of an Incentive Option. If an employee exercises an Incentive Option and does not dispose of the shares until the later of (a) two years from the date the option was granted or (b) one year from the date the shares were transferred to the employee, the entire gain, if any, realized upon disposition of such shares will be taxable to the employee as long-term capital gain, and the Company will not be entitled to any deduction. If an employee disposes of the shares within such one-year or two-year period in a manner so as to violate the holding period requirements (a "disqualifying disposition"), the employee generally will realize ordinary income in the year of disposition, and the Company will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (x) the amount, if any, realized on the disposition and (y) the fair market value of the shares on the date the option was exercised over (2) the option price. Any additional gain realized on the disposition of the shares acquired upon exercise of the option will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss depending upon the holding period for such shares. The employee will be considered to have disposed of his shares if he sells, exchanges, makes a gift of or transfers legal title to the shares (except by pledge or by transfer on death). If the disposition of shares is by gift and violates the holding period requirements, the amount of the employee's ordinary income (and the Company's deduction) is equal to the fair market value of the shares on the date of exercise less the option price. If the disposition is by sale or exchange, the employee's tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying distribution. The exercise of an Incentive Option may subject the employee to the alternative minimum tax. An optionee will not have any additional FICA (Social Security) taxes upon exercise of an incentive option.

      Special rules apply if an employee surrenders shares of Common Stock in payment of the exercise price of his Incentive Option.

      An Incentive Option that is exercised by an employee more than three months after an employee's employment terminates will be treated as a Non-Qualified Option for federal income tax purposes. In the case of an employee who is disabled, the three-month period is extended to one year and in the case of an employee who dies, the three-month employment rule does not apply.

NON-QUALIFIED OPTIONS

      With respect to Options granted under the Global Plan that are not Incentive Options, the following tax consequences shall apply. Such Options are referred to as "Non-Qualified Options."

      There are no federal income tax consequences to either the optionee, or the Company on the grant of a Non-Qualified Option. On the exercise of a Non-Qualified Option, the optionee (except as described below) has taxable ordinary income equal to the excess of the fair market value of the Common Stock received on the exercise date over the option price of the shares. The optionee's tax basis for the shares acquired upon exercise of a Non-Qualified Option is increased by the amount of such taxable income. The Company will be entitled to a federal income tax deduction in an amount equal to such excess. Upon the sale of the shares acquired by exercise of a Non-Qualified Option, the optionee will realize long-term or short-term capital gain or loss depending upon his or her holding period for such shares. Upon exercise, the optionee will also be subject to FICA taxes on the excess of the fair market value over the exercise price of the option.

      Special rules apply if an optionee surrenders shares of Common Stock in payment of the exercise price of a Non-Qualified Option.

PARACHUTE PAYMENTS

      The vesting of any portion of any award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated award to be treated as "parachute payments" as defined in the Internal Revenue Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or portion of such payment (in addition to other taxes ordinarily payable).

LIMITATION ON COMPANY'S DEDUCTIONS

      As a result of Section 162(m) of the Internal Revenue Code, the Company's federal tax deduction for certain awards under the Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation (other than performance-based compensation) in excess of $1 million a year.

NEW PLAN BENEFITS

      It is not possible to state the persons who will receive options or awards under the Global Plan in the future, nor the amount of options or awards which will be granted thereunder because these grants are subject to the discretion of the Compensation Committee. The following table provides information with respect to options granted or which the Company is obligated to grant under the Global Plan.

                                                            2004
                                                            PLAN
                                                            STOCK      EXERCISE
NAME AND POSITION                                          OPTIONS       PRICE
-----------------                                          -------       -----
Dr. Yaffa Beck, President and CEO (1)                    1,828,692      $0.15
Yoram Drucker, Chief Operating Officer (1)                 685,760      $0.15
David Stolick, Chief Financial Officer (2)                 400,000      $0.75
--------------------------------------------------------------------------------
All executive officers as a group                        2,914,452   $0.15-$0.75

----------

(1)   Granted on December 31, 2004.

(2) To be granted pursuant to the employment agreement dated January 15, 2005 between the Company and Mr. David Stolick, pursuant to which Mr. Stolick became the Company's Chief Financial Officer effective February 13, 2005, the Company has agreed to grant Mr. Stolick Options to purchase 400,000 shares of the Company's Common Stock at an exercise price of $0.75 each.

      Pursuant to Dr. Beck's employment agreement dated November 8, 2004 (the "Beck Effective Date") the 1,828,692 Options granted to Dr. Beck on December 31, 2004 began to vest and become exercisable in thirty-six equal monthly installments from the Beck Effective Date. In addition, two years from the Beck Effective Date, Dr. Beck will be entitled to receive an additional stock Option grant to purchase the number of shares of our Common Stock that represents two percent (2%) of our issued and outstanding share capital as of that date at a price per share of $0.15, which additional Options shall vest and become exercisable in thirty-six monthly installments commencing as of such date. Each of these Options are/shall be exercisable by Dr. Beck for a ten (10) year period following the Beck Effective Date, but in any case not later than four (4) years after termination of the Agreement. Moreover, Dr. Beck's employment agreement provides that in the event that the Company terminates Dr. Beck's employment without cause, or in the event that Dr. Beck resigns as a result of a constructive discharge or in the event of termination of employment by reason of Dr. Beck's disability or death, all of the remaining unvested Options granted to Dr. Beck shall vest immediately as of the notice of termination, and Dr. Beck or her successor shall be entitled to exercise the vested Options from the date of such termination until the earlier of four (4) years thereafter or their expiration date. In the event that Dr. Beck's employment is terminated by reason of disability or death or within two (2) years of the Beck Effective Date, only 67% of the remaining unvested Options shall vest immediately as of the date of the notice of termination. In the event that the Company terminates Dr. Beck's employment with cause, she shall be entitled to exercise the Options vested as of the date of the notice of termination until 12 months following such date.

      Pursuant to Mr. Drucker's employment agreement dated November 16, 2004 (the " Drucker Effective Date") the 685,760 options granted to Mr. Drucker on December 31, 2004 began to vest and become exercisable in thirty-six equal monthly installments from the Drucker Effective Date. These options are exercisable by Mr. Drucker for a ten (10) year period following the Drucker Effective Date, but in any case not later than four (4) years after termination of the Agreement. Moreover, Mr. Drucker's employment agreement provides that in the event that the Company terminates Mr. Drucker's employment without cause, or in the event that Mr. Drucker resigns as a result of a constructive discharge or in the event of termination of employment by reason of Mr. Drucker's disability or death, all of the remaining unvested Options granted to Mr. Drucker shall vest immediately as of the notice of termination, and Mr. Drucker or his successor shall be entitled to exercise the vested Options from the date of such termination until the earlier of four (4) years thereafter or their expiration date. In the event that Mr. Drucker's employment is terminated by reason of disability or death or within two (2) years of the Drucker Effective Date, only 67% of the remaining unvested Options shall vest immediately as of the date of the notice of termination. In the event that the Company terminates Mr. Drucker's employment with cause, he shall be entitled to exercise the Options vested as of the date of the notice of termination until 12 months following such date.

PROPOSAL 2: AUTHORIZATION OF 2005 U.S. STOCK OPTION AND INCENTIVE PLAN

PROPOSAL

      On February 24, 2005, the Board of Directors adopted the BrainStorm Cell Therapeutics Inc. 2005 U.S. Stock Option and Incentive Plan (the "U.S. Plan"), subject to the approval of the Company's stockholders.

      The U.S. Plan may be administered by the Board of Directors or a committee of not fewer than two non-employee directors who are independent (the "Administrator"). The Administrator, in its discretion, may grant awards based on the Common Stock of the Company. Awards under the U.S. Plan include stock options (both incentive options and non-qualified options) and restricted stock awards. Each of these awards is described in greater detail below.

      The total number of shares of Common Stock that may be issued under the U.S. Plan is the same pool of 9,143,462 shares of Common Stock that have been reserved under the Global Plan. Any awards granted under the Global Plan and the U.S. Plan will reduce the total number of shares available for future issuance under each plan. Based solely on the closing price of the Common Stock as reported by the OTC BB on the NASD on February 23, 2005, the maximum aggregate market value of the Common Stock that could potentially be issued under the U.S. Plan is $22,858,655. The shares issued by the Company under the U.S. Plan may be authorized but unissued shares, or shares reacquired by the Company. To the extent that shares subject to an outstanding award under the U.S. Plan or the Global Plan are not issued or delivered by reason of the expiration, termination, cancellation, or forfeiture of such award or by reason of the delivery of shares to pay all or a portion of the exercise price of an award, if any, or the delivery of shares to satisfy all or a portion of the tax withholding obligations relating to an award, then such shares shall again be available under the U.S. and Global Plans.

RECOMMENDATION

      The Board of Directors believes that stock options and other stock-based incentive awards can play an important role in the success of the Company by providing an incentive to retain in the employ of the Company persons of training, experience and ability; attracting new employees, directors, consultants and service providers; encouraging a sense of proprietorship of such persons and stimulating the active interest in such persons in the development and financial success of the Company by providing them with opportunities to receive stock-based awards in the Company. Accordingly, the Board of Directors has voted, subject to Stockholder approval, to adopt the U.S. Plan.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE U.S. PLAN BE APPROVED, AND THEREFORE RECOMMENDS A VOTE FOR THIS PROPOSAL.

SUMMARY OF THE U.S. PLAN

      The following description of certain features of the U.S. Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the U.S. Plan that is attached hereto as EXHIBIT B.

      U.S. Plan Administration. The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the U.S. Plan.

      Eligibility and Limitations on Grants. Persons eligible to participate in the U.S. Plan will be those current or prospective officers, employees, non-employee directors and other key persons (including consultants) of the Company and its subsidiaries as selected from time to time by the Administrator. An indeterminate number of consultants and service providers of the Company are currently eligible to participate in the U.S. Plan. No more than 9,143,462 shares shall be issued in the form of incentive stock options.

      Stock Options. The U.S. Plan permits the granting of (i) options to purchase Common Stock intended to qualify as incentive stock options under
Section 422 of the Code and (ii) options that do not so qualify. Options granted under the U.S. Plan will be non-qualified options if they (i) fail to qualify as incentive options, (ii) are granted to a person not eligible to receive incentive options under the Code, or (iii) otherwise so provide. Non-qualified options may be granted to any persons eligible to receive incentive options, to non-employee directors and other non-employee key persons. The option exercise price of each option will be determined by the Administrator but may not be less than 100% of the fair market value of the Common Stock on the date of grant.

      The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each option may be exercised and, subject to the provisions of the U.S. Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Administrator.

      Upon exercise of options, the option exercise price must be paid in full either in cash or by certified or bank check or other instrument acceptable to the Administrator or, if the Administrator so permits, by delivery (or attestation to the ownership) of shares of Common Stock that meet such requirements as may be specified by the Administrator including shares of Common Stock that are not subject to any restrictions imposed by the Company and that have been held by the optionee for at least six months or that were purchased in the open market by the optionee. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee.

      To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

      Restricted Stock. The Administrator may award shares of Common Stock to participants subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified restricted period. The purchase price (if any) of shares of Restricted Stock will be determined by the Administrator. If the performance goals and other restrictions are not attained, the grantee will automatically forfeit their awards of restricted stock to the Company.

      Tax Withholding. Participants in the U.S. Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the Administrator, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing the Company to withhold shares of Common Stock to be issued pursuant to an option exercise or other award, or by transferring to the Company shares of Common Stock having a value equal to the amount of such taxes.

      Adjustments for Stock Dividends, Stock Splits, Etc. The U.S. Plan authorizes the Committee to make appropriate adjustments to outstanding awards to reflect stock dividends, stock splits and similar events. In the event of a merger, consolidation, sale of the Company or similar event, the Administrator will make appropriate adjustments in the limits specified in the U.S. Plan and to outstanding awards. The Administrator may also adjust outstanding awards to take into consideration material changes in accounting practices or extraordinary dividends or similar events if the Administrator determines that such adjustments are appropriate.

      Change in Control Provisions. The U.S. Plan provides that in the event of a sale event (as defined in the U.S. Plan) resulting in a change in control of the Company, all stock options and restricted stock awards will be appropriately adjusted and assumed with the same vesting schedule by the successor entity (unless otherwise provided in the award agreement or by the Administrator). If any awards are not so assumed, the Administrator will provide for a period of time before the change in control during which then exercisable options may be exercised. In addition, in the event of a sale event in which the Company's stockholders will receive cash consideration, the Company may make or provide for a cash payment to participants holding options equal to the difference between the per share cash consideration and the exercise price of the options.

      Amendments and Termination. The Board of Directors may at any time amend or discontinue the U.S. Plan and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affects any rights under any outstanding award without the holder's consent. Any amendments that materially change the terms of the U.S. Plan, including any amendments that increase the number of shares reserved for issuance under the U.S. Plan, expand the types of awards available, materially expand the eligibility to participate in, or materially extend the term of, the U.S. Plan, or materially change the method of determining fair market value of Common Stock, will be subject to approval by stockholders. Amendments shall also be subject to approval by the Company's stockholders if and to the extent determined by the Administrator to be required by the Code to preserve the qualified status of incentive options. In addition, except in connection with a reorganization of the Company or a merger or other transaction, the Board may not reduce the exercise price of an outstanding stock option or effect repricing of an outstanding stock option through cancellation or regrants.

EFFECTIVE DATE OF U.S. PLAN

      The U.S. Plan will become effective upon stockholder approval. The Board of Directors adopted the U.S. Plan on February 24, 2005. Awards of incentive options may be granted under the U.S. Plan until February 24, 2015. No other awards may be granted under the U.S. Plan after the date that is 10 years from the date of stockholder approval.

NEW PLAN BENEFITS

      No grants have been made with respect to the shares of Common Stock to be reserved for issuance under the U.S. Plan. The number of shares that may be granted to the Company's chief executive officer, executive officers, non-employee directors and non-executive officers under the U.S. Plan is undeterminable at this time, as such grants are subject to the discretion of the Administrator.

TAX ASPECTS UNDER THE U.S. INTERNAL REVENUE CODE

      The following is a summary of the principal federal income tax consequences of transactions under the U.S. Plan. It does not describe all federal tax consequences under the U.S. Plan, nor does it describe foreign, state or local tax consequences.

      Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of Common Stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) there will be no deduction for the Company for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee. An optionee will not have any additional FICA (Social Security) taxes upon exercise of an incentive option.

      If shares of Common Stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares of Common Stock) over the option price thereof, and (ii) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of Common Stock.

      If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

      Non-Qualified Options. With respect to non-qualified options under the U.S. Plan, no income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to FICA taxes on the excess of the fair market value over the exercise price of the option.

PARACHUTE PAYMENTS

      The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

LIMITATION ON THE COMPANY'S DEDUCTIONS

      As a result of Section 162(m) of the Code, the Company's deduction for certain awards under the U.S. Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code).

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us with respect to the beneficial ownership of our Common Stock as of February 24, 2005, by (1) each executive officer named in the Summary Compensation Table below, (2) each director, (3) all directors and executive officers as a group, and (4) each person (or group) know by the Company to beneficially own more than 5% of our Common Stock. Unless otherwise indicated, each of the stockholders can be reached at our principal executive offices located at 1350 Avenue of the Americas, 29th Floor, New York, NY 10019.

                                                      SHARES BENEFICIALLY OWNED*
                                                      --------------------------
                                                      NUMBER           PERCENT
                                                      ---------        -------
Yaffa Beck (1)                                          253,985         1.2%

Yoram Drucker (2)                                       495,244         2.4

David Stolick                                                --          --

Irit Arbel (3)                                        2,300,000        11.0

Michael Ben Ari                                              --          --
All directors and executive officers
as a group (5 persons) (4)                            3,049,229        14.4

Zegal & Ross Capital (6)                              2,600,000        12.5
Basad Holdings Ltd. (7)                               1,610,000         7.7
Malcolm S. Taub (8)                                   1,350,000         6.1
Shareholder group (9)                                 6,975,244        33.3

----------

* Gives effect to the shares of common stock issuable upon the exercise of all options exercisable within 60 days of February 24, 2005 and other rights beneficially owned by the indicated stockholders on that date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Unless otherwise indicated, the persons named in the table have sole voting and sole investment control with
      respect  to  all  shares  beneficially  owned.   Percentage  ownership  is
      calculated based on shares of our 20,867,808 shares of Common Stock outstanding as of February 24, 2005.

(1) Consists of currently exercisable options to purchase 253,985 shares of common stock at an exercise price of $0.15.

(2) Consists of 400,000 shares and currently exercisable options to purchase 95,244 shares of common stock at an exercise price of $0.15. Mr. Drucker is also considered to be a member of a group within the meaning of Section 13(d)(3) of the Securities Exchange Act (see note 9 below). The members of the group have not entered into any agreement relating to the acquisition, disposition or voting of such shares.

(3) Dr. Arbel is also considered to be a member of a group within the meaning of Section 13(d)(3) of the Securities Exchange Act (see note 9 below). The members of the group have not entered into any agreement relating to the acquisition, disposition or voting of such shares. Dr. Arbel's address is 6 Hadison Street, Jerusalem, Israel.

(4) Includes: Yaffa Beck, Yoram Drucker, David Stolick, Irit Arbel and Michael Ben Ari.

(6) The principal address of Zegal & Ross Capital is 1748 54th Street Brooklyn, New York 11204.

(7) The principal address of Basad Holdings Ltd. is 55 Ameer Avenue Suite 9050 Ontario Canada M6A2Z1.

(8) Consists of a currently exercisable warrant to purchase 1,350,000 shares of common stock at an exercise price of $0.00005 per share.

(9) Information is based on Schedule 13Ds received by the Company from the following persons indicating beneficial ownership of the following number of shares, respectively: Irit Arbel (2,300,000), Inon Barnea (40,000), Jonatan Berlin (300,000), Yoram Drucker (400,000), Ilan Drucker (300,000), Rachel Even (200,000), Gil Mastey (190,000), Iris Nehorai (700,000), Ilana Nehorai (750,000), Elazar Nehorai (700,000) Osnat Reuveni (700,000), Erez Schwartz (300,000). The Schedule 13Ds indicate that (i) such persons are considered to a group within the meaning of Section 13(d)(3) of the Securities Exchange Act; (ii) the members of the group have not entered into any agreement relating to the acquisition, disposition or voting of such shares and (iii) each person has sole voting and dispositve power with respect to his or her shares. Information also includes Yoram Drucker's currently exercisable options to purchase 95,244 shares of common stock at an exercise price of $0.15.

                        DIRECTORS AND EXECUTIVE OFFICERS

The following persons are the executive officers and directors of the Company:

NAME                            AGE                   POSITION
----                            ---                   --------
Dr. Yaffa Beck                  53    President, Chief Executive Officer,
                                         and Director
Yoram Drucker                   39    Chief Operating Officer
David Stolick                   39    Chief Financial Officer
Irit Arbel                      45    Director
Michael Greenfield (Ben-Ari)    45    Director

      DR. YAFFA BECK joined the Company as our President and CEO and as a director in November 2004. Before joining the Company, she was President and CEO of VentuRx Holdings Ltd., her own consulting company from April 2002 to her appointment. From May 1995 until April 2002 she was Executive Vice President and Chief Operating Officer of D-Pharm Ltd., a company she co-founded. Prior to 1995 she held management positions at Orgenics Ltd. and Biotechnology General Ltd. Dr. Beck serves on the Boards of several privately held life sciences companies and continues to provide consulting services through VentuRx Holdings to Collagard Biopharmaceuticals Ltd. and the Tel-Aviv University Future Technology Development Limited Partnership which is an affiliate of Ramot, the technology transfer company of Tel-Aviv University.

      MR. YORAM DRUCKER joined the Company as our Chief Operating Officer in November 2004. Before joining the Company, Mr. Drucker was an independent consultant regarding business development, finance, strategy, and operations. From 1997 to 1998, Mr. Drucker managed a real estate brokerage firm. From 1995 through 1996, Mr. Drucker managed his own promotion company and created and designed marketing and promotion concepts for various Israeli Companies. From 1990 through 1995, Mr. Drucker served as manager of the production department of one of Israel's largest diamond factories. Mr. Drucker also serves as director of Pluristem Life Systems, Inc..

      MR. DAVID STOLICK joined the Company effective on February 13, 2005. Prior to joining the Company, Mr. Stolick was Corporate Controller of M-Systems Flash Disk Pioneers Ltd., a NASDAQ listed company. From 1994 until 1995 he served as Deputy Controller of Electronics Line Ltd., an Israeli publicly traded Company, and from 1991 until 1994 he was Audit Manager at Goldstein, Sabbo, and Tebet Accountants.

      DR. IRIT ARBEL joined the Company in April 2004 as a director and as our President and Chief Executive Officer and held such position until she resigned in November 2004 in order to enable Dr. Beck's appointment. Dr. Arbel was President and CEO of Pluristem Life Systems, Inc. from 2003 to June 2004, and was Israeli Sales Manager of Merck, Sharp & Dohme from 1998 to 2002. From 1995 to 1997, Dr. Arbel served as the head of research for Hadassa-Ein Karem Hospital in Jerusalem.

      MR. MICHAEL GREENFIELD (BEN-ARI) became a director of the Company in December 2004. Mr. Greenfield (Ben-Ari) manages Evergreen Field Enterprises, his own consulting company which her formed in 1997. From 1991 to 1997, Mr. Greenfield (Ben-Ari) served as Vice President of Marketing at Bank Leumi.

SUMMARY OF EMPLOYMENT TERMS OF EXECUTIVE OFFICERS

      Dr. Yaffa Beck. Pursuant to her employment agreement dated November 8, 2004 (the "Beck Effective Date"), Dr. Beck is entitled to an initial base salary of $8,000 per month, which shall be increased six (6) months subsequent to the Beck Effective Date to $12,000 per month. Dr. Beck will also be entitled to an annual bonus in connection with the achievement of milestones and/or objectives, in each case as determined by the Board of Directors. In addition, within a 10 day period following the 12 month anniversary of the Beck Effective Date, she will receive an additional bonus as determined by the Board of Directors of at least $50,000.

      Dr. Beck will receive the following executive benefits: 22 vacation days per year, a manager's insurance policy, contributions to her continuing education fund, a company car and a cell phone. Dr. Beck will also be entitled to coverage under our Directors and Officers' liability insurance policy and to a written undertaking from the Company and its subsidiary to indemnify and release her to the full extent possible in accordance with the Israeli Companies Law 5759-1999 and the applicable laws of the State of Washington.

      Dr. Beck's employment agreement has no stated term and is terminable by either party upon 90 days prior notice or by the Company with 30 days prior notice in the event of a termination for cause (including a 15 day opportunity to cure). In the event that the Company terminates Dr. Beck's employment without cause, or in the event that Dr. Beck resigns as a result of constructive discharge, she is entitled to receive 6 months' severance pay, based on her then-current base salary, payable over the 6-month period following termination. Dr. Beck is prohibited, during the term of her employment and for a period of 12 months thereafter, from competing with the Company or its subsidiary orsoliciting any of the Company's or its subsidiary's customers or employees.

      In addition, Dr. Beck was granted Options to purchase shares of the Company's common stock on terms specified above.

      Yoram Drucker. Pursuant to his employment agreement dated November 16, 2004 (the "Drucker Effective Date") Mr. Drucker is entitled to an initial base salary of $4,000 per month, which shall be increased six (6) months subsequent to the Drucker Effective Date to $6,000 per month. Mr. Drucker shall be employed on a part-time basis. Drucker will be entitled to an annual bonus in connection with the achievement of milestones and/or objectives, in each case as determined by the Board of Directors.

      Mr. Drucker will receive the following executive benefits: 14 vacation days per year, a manager's insurance policy, contributions to his continuing education fund, a company car and a cell phone. Mr. Drucker will also be entitled to coverage under our Directors and Officers' liability insurance policy and to a written undertaking from the Company and its subsidiary to indemnify and release him to the full extent possible in accordance with the Israeli Companies Law 5759-1999 and the applicable laws of the State of Washington.

      Mr. Drucker's employment agreement has no stated term and is terminable by either party upon 90 days prior notice or by the Company with 30 days prior notice in the event of a termination for cause (including a 15 day opportunity to cure). Mr. Drucker is prohibited, during the term of his employment and for a period of 12 months thereafter, from competing with the Company or its subsidiary or soliciting any of the Company's or its subsidiary's customers or employees.

      In addition, Mr. Drucker was granted Options to purchase shares of the Company's common stock on terms specified above.

      David Stolick. Pursuant to his employment agreement effective as of February 13, 2005 (the "Stolick Effective Date"), Mr. Stolick is entitled to an initial base salary of 20,000 New Israeli Shekel (NIS) per month, which shall be increased six (6) months subsequent to the Stolick Effective Date, to NIS 28,000 per month. Mr. Stolick shall be employed on a part-time basis for the period of six months from the Stolick Effective Date, and on a full-time basis thereafter. Mr. Stolick will be granted, pursuant to the Company's Global Plan, options to purchase 400,000 shares of the Company's common stock at a price per share of $0.75 each, which options will vest and become exercisable in thirty-six equal monthly installments from the Stolick Effective Date. These options shall be exercisable by Mr. Stolick for a ten (10) year period following the Stolick Effective Date, but in any case not later than two (2) years after termination of the Agreement.

      Mr. Stolick will receive the following executive benefits: 18 vacation days per year, a manager's insurance policy, contributions to an education fund, a company car and a cell phone. Mr. Stolick will also be entitled to coverage under the Company's Directors' and Officers' liability insurance policy and to a written undertaking from the Company and its subsidiary to indemnify and release him to the full extent possible in accordance with the Israeli Companies Law 5759-1999 and the applicable laws of the State of Washington.

      Mr. Stolick's employment agreement has no stated term and is terminable by either party upon 90 days prior notice or by the Company without prior notice in the event of a termination for cause. In the event that Mr. Stolick resigns as a result of constructive discharge, or in the event of termination of employment by reason of Mr. Stolick's disability or death, 67% of the remaining unvested options granted to Mr. Stolick shall vest immediately as of the date of the notice of termination, and Mr. Stolick or his successor shall be entitled to exercise the vested options from the date of such termination until the earlier of two (2) years thereafter or their expiration date. Mr. Stolick is prohibited, during the term of his employment and for a period of 12 months thereafter, from competing with the Company or its subsidiary or soliciting any of the Company's or its subsidiary's customers or employees.

      In addition, Mr. Stolick will be granted Options to purchase shares of the Company's common stock on terms specified above.

                DEADLINES FOR SUBMISSION OF SHAREHOLDER PROPOSALS

      Under regulations adopted by the SEC, any proposal submitted for inclusion in the Company's proxy statement relating to the Annual Meeting of Shareholders to be held in 2005 must be received at the Company's principal executive offices in New York, New York a reasonable time before the Company begins to print and mail its proxy materials. Receipt by the Company of any such proposal from a qualified shareholder in a timely manner will not ensure its inclusion in the proxy material because there are other requirements in the proxy rules for such inclusion.

                            EXPENSES AND SOLICITATION

      The cost of this solicitation of proxies will be borne by the Company. In addition to soliciting shareholders by mail through its regular employees, the Company may request banks, brokers, and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee, and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some shareholders in person or by mail, telephone or telegraph following the original solicitation. Such officers and directors will receive no compensation in connection with any such solicitations, other than compensation paid pursuant to their duties described elsewhere in this proxy statement.

                                              By Order of the Board of Directors


                                                        YORAM DRUCKER, Secretary

New York, New York
February 28, 2005

                                   DETACH HERE

                        BRAINSTORM CELL THERAPEUTICS INC.
PROXY                    SPECIAL MEETING OF SHAREHOLDERS                   PROXY
                                 MARCH 28, 2005

The undersigned hereby appoints Yaffa Beck, with full power of substitution, proxies to represent the undersigned at the Special Meeting of Shareholders of Brainstorm Cell Therapeutics Inc. to be held on March 28, 2005 at 10:00 a.m., New York City Time, at the offices of the Company, 1350 Avenue of the Americas, 29th Floor, New York, NY 10019, and at any adjournments or postponements thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, upon such business as may properly come before the meeting including the proposals set forth on the reverse side of this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD RECOMMENDS AN AFFIRMATIVE VOTE ON THE PROPOSAL. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED (1) FOR THE AUTHORIZATION OF THE GLOBAL SHARE OPTION PLAN AND THE RESERVATION OF 9,143,462 SHARES OF OUR COMMON STOCK FOR ISSUANCE UNDER THE GLOBAL PLAN AND THE U.S. PLAN AND (2) FOR THE AUTHORIZATION OF THE U.S. PLAN AND THE RESERVATION OF 9,143,462 SHARES OF OUR COMMON STOCK FOR ISSUANCE UNDER THE GLOBAL PLAN AND THE U.S. PLAN.

PLEASE VOTE, DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED AND RETURN IT IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

Please sign exactly as your name(s) appear(s) on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?                       DO YOU HAVE ANY COMMENTS?

                                   DETACH HERE

(X) PLEASE MARK VOTES AS IN THIS EXAMPLE.

BRAINSTORM CELL THERAPEUTICS INC.

1. To approve the Brainstorm Cell Therapeutics Inc. 2004 Global Share Option Plan and the reservation of a total of 9,143,462 shares of our Common Stock for issuance that plan and the 2005 U.S. Stock Option and Incentive Plan.

            FOR                           AGAINST                   ABSTAIN

            |_|                             |_|                       |_|

2. To approve the Brainstorm Cell Therapeutics Inc. 2005 U.S. Stock Option and Incentive Plan and the reservation of a total of 9,143,462 shares of our Common Stock for issuance that plan and the 2004 Global Share Option Plan.

            FOR                           AGAINST                   ABSTAIN

            |_|                             |_|                       |_|

MARK HERE IF YOU PLAN TO ATTEND THE MEETING. |_|

Mark box at right if an address change or comment has been noted on the reverse side of this proxy card. |_|

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the proxy statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given.

PLEASE BE SURE TO DATE AND SIGN THIS PROXY.

Signature:__________  Date:___________    Signature:__________  Date:___________

                        BRAINSTORM CELL THERAPEUTICS INC.

Dear Shareholder:

Please take note of the important information enclosed with this proxy card. There are important issues related to the governance and issuance of options to purchase shares and the award of other stock-based awards in your company that require your immediate attention and approval. The issues are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it, and return your proxy card in the enclosed postage paid envelope.

Your vote must be received prior to the Special Meeting of Shareholders on March 28, 2005.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Brainstorm Cell Therapeutics Inc.

                                                                       EXHIBIT A

                        BRAINSTORM CELL THERAPEUTICS INC.

                        THE 2004 GLOBAL SHARE OPTION PLAN

                                TABLE OF CONTENTS

1.   PURPOSE OF THE GLOBAL PLAN ...........................................    3

2.   DEFINITIONS ..........................................................    3

3.   ADMINISTRATION OF THE GLOBAL PLAN ....................................    5

4.   DESIGNATION OF PARTICIPANTS ..........................................    6

5.   SHARES RESERVED FOR THE GLOBAL PLAN ..................................    6

6.   PURCHASE PRICE .......................................................    7

7.   ADJUSTMENTS ..........................................................    7

8.   TERM AND EXERCISE OF OPTIONS .........................................    9

9.   VESTING OF OPTIONS ...................................................   10

10   PUCHASE FOR INVESTMENT ...............................................   10

11   DIVIDENDS ............................................................   12

12   RESTRICTIONS ON ASSIGNABILITY AND SALE OF OPTIONS ....................   12

13   EFFECTIVE DATE AND DURATION OF THE GLOBAL PLAN .......................   12

14   AMENDMENTS OR TERMINATION ............................................   13

15   GOVERNMENT REGULATIONS ...............................................   14

16   CONTINUANCE OF EMPLOYMENT ............................................   13

17   GOVERNING LAW AND JURISDICTION .......................................   13

18   TAX CONSEQUENCES .....................................................   14

19   NON-EXCLUSIVITY OF THE GLOBAL PLAN ...................................   14

20   MULTIPLE AGREEMENTS ..................................................   14

21   RULES PARTICULAR TO SPECIFIC COUNTRIES ...............................   14

      This plan, as amended from time to time, shall be known as the BrainStorm Cell Therapeutics Inc. 2004 Global Share Option Plan (the "GLOBAL PLAN").

1.    PURPOSE OF THE GLOBAL PLAN

      The Global Plan is intended to provide an incentive to retain, in the employ of the Company (as defined below) and its affiliates, persons of training, experience and ability; to attract new employees, directors, consultants and service providers; to encourage the sense of proprietorship of such persons; and to stimulate the active interest of such persons in the development and financial success of the Company by providing them with opportunities to purchase shares in the Company.

2.    DEFINITIONS

      For  purposes  of  interpreting  the  Global  Plan and  related  documents
      (including the Option Agreement and its appendixes), the following definitions shall apply:

      2.1   "BOARD" means the Board of Directors of the Company.

      2.2 "CAUSE" means (i) conviction of any felony involving moral turpitude or affecting the Company or its affiliates; (ii) any refusal to carry out a reasonable directive of the Company's Chief Executive Officer, Board or the Optionee's direct supervisor, which involves the business of the Company or its affiliates and was capable of being lawfully performed; (iii) embezzlement of funds of the Company or its affiliates; (iv) any breach of the Optionee's fiduciary duties or duties of care of the Company or its affiliates; including without limitation disclosure of confidential information of the Company or its affiliates; and (v) any conduct (other than conduct in good faith) reasonably determined by the Board to be materially detrimental to the Company or its affiliates.

      2.3   "CHAIRMAN" means the Chairman of the Committee.

      2.4 "COMMITTEE" means a share option compensation committee of the Board, designated from time to time by the resolution of the Board, which shall consist of no fewer than two members of the Board.

      2.5 "COMPANY" means BrainStorm Cell Therapeutics Inc., a Washington State company.

      2.6 "DATE OF GRANT" means the date determined by the Board or authorized Committee as set forth in the Option Agreement.

      2.7 "EMPLOYEE" means a person who is employed by the Company or any affiliate.

      2.8 "EXPIRATION DATE" means the date upon which an Option shall expire, as set forth in Section 8.2 of the Global Plan.

      2.9 "FAIR MARKET VALUE" means as of any date, the value of a Share determined as follows:

            (i) If the Shares are listed on any established stock exchange or a national market system, including without limitation the Tel Aviv Stock Exchange, the NASDAQ National Market System or the NASDAQ SmallCap Market, the Fair Market Value shall be the last reported sale price for such Shares (or the highest closing bid, if no sales were reported), as quoted on such exchange or system for the last market trading day prior to time of determination, as reported in The Wall Street Journal, or such other source as the Board deems reliable;

            (ii) If the Shares are regularly quoted by one or more recognized securities dealers, but selling prices are not reported, the Fair Market Value shall be the mean between the highest bid and lowest asked prices for the Shares on the last market trading day prior to the day of determination; or

            (iii) In the absence of an  established  market for the Shares,  the
                  Fair Market Value thereof shall be determined in good faith by the Board.

      2.10  "IPO" means the initial public offering of the Company's shares.

      2.11 "OPTION" means an option to purchase one or more Shares pursuant to the Global Plan.

      2.12 "OPTIONEE" means a person who receives or holds an Option under the Global Plan.

      2.13 "OPTION AGREEMENT" means the share option agreement between the Company and an Optionee that evidences and sets out the terms and conditions of an Option.

      2.14  "GLOBAL PLAN" means the Company's 2004 Global Share Option Plan.

      2.15 "PURCHASE PRICE" means the price for each Share subject to an Option.

      2.16 "SERVICE PROVIDER" means a director, consultant or adviser of the Company or any affiliate, or any other person who is not an Employee.

      2.17  "SHARE" means the common stock, 0.00005 par value, of the Company.

      2.18 "SUCCESSOR COMPANY" means any entity into which the Company is merged to or by which the Company is acquired.

      2.19 "TRANSACTION" means (i) merger, acquisition or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of all or substantially all of the assets or shares of the Company to another entity.

      2.20 "U.S. PLAN" means the BrainStorm Cell Therapeutics Inc. 2005 U.S. Stock Option and Incentive Plan.

      2.21 "VESTED OPTION" means any Option, which has already been vested according to the Vesting Dates.

      2.22 "VESTING DATES" means, as determined by the Board or authorized Committee, the date as of which the Optionee shall be entitled to exercise Options or part of the Options as set forth in Section 9 of the Global Plan.

3.    ADMINISTRATION OF THE GLOBAL PLAN

      3.1 The Board shall have the power to administer the Global Plan. To the extent permitted under applicable law, the Board may delegate its powers under the Global Plan, or any part thereof, to the Committee, in which case, any reference to the Board in the Global Plan with respect to the rights so delegated shall be construed as reference to the Committee. Notwithstanding the foregoing, the Board shall automatically have residual authority (i) if no Committee shall be constituted, (ii) with respect to rights not delegated by the Board to the Committee, or (iii) if such Committee shall cease to operate for any reason whatsoever.

      3.2 The Committee, if appointed, shall select one of its members as its Chairman and shall hold its meetings at such times and places as the Chairman shall determine. The Committee shall keep records of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

      3.3 The Committee shall have full power and authority subject to the approval of the Board to the extent required under applicable law (and subject further to applicable laws): (i) to designate Optionees; (ii) to determine the terms and provisions of respective Option Agreements (which need not be identical) including, but not limited to, the number of Shares to be covered by each Option, provisions concerning the time or times when and the extent to which the Options may be exercised and the nature and duration of restrictions as to transferability or restrictions constituting substantial risk of forfeiture; (iii) to accelerate the right of an Optionee to exercise, in whole or in part, any previously granted Option; (iv) to interpret the provisions and supervise the administration of the Global Plan; (v) to determine the Fair Market Value of the Shares; (vi) determine the Purchase Price of the Option
            (vii) to designate the type of Options to be granted to an Optionee;
            (viii) to determine any other matter which is necessary or desirable for, or incidental to, the administration of the Global Plan.

      3.4 The Board and/or the Committee shall have the authority to grant, in its discretion, to the holder of an outstanding Option, in exchange for the surrender and cancellation of such Option, a new Option having a purchase price equal to, lower than or higher than the Purchase Price of the original Option so surrendered and canceled, and containing such other terms and conditions as the Committee may prescribe in accordance with the provisions of the Global Plan.

      3.5 Subject to the Company's incorporation documents, all decisions and selections made by the Board or the Committee pursuant to the provisions of the Global Plan shall be made by a majority of its members except that no member of the Board or the Committee shall vote on, or be counted for quorum purposes, with respect to any proposed action of the Board or the Committee relating to any Option to be granted to that member. Any decision reduced to writing shall be executed in accordance with the provisions of the Company's incorporation documents, as the same may be in effect from time to time.

      3.6 The interpretation and construction by the Committee of any provision of the Global Plan or of any Option Agreement thereunder shall be final and conclusive unless otherwise determined by the Board.

      3.7 Subject to the Company's incorporation documents and the Company's decision, and to all approvals legally required, each member of the Board or the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Global Plan unless arising out of such member's own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the member may have as a director or otherwise under the Company's incorporation documents, any agreement, any vote of shareholders or disinterested directors, insurance policy or otherwise.

4.    DESIGNATION OF PARTICIPANTS

      The persons eligible for participation in the Global Plan shall include Employees and/or Service Providers. The grant of an Option hereunder shall neither entitle the Optionee to participate nor disqualify him or her from participating in, any other grant of Options pursuant to the Global Plan or any other option or share plan of the Company or any of its affiliates.

5.    SHARES RESERVED FOR THE GLOBAL PLAN

      5.1 The Company has reserved a total of 9,143,462 authorized but unissued Shares for the purposes of the Global Plan and for the purpose of the U.S. Plan and the Company's other share option plans, when applicable, subject to adjustment as set forth in Section 7 below. Any Shares issued pursuant to an Option or other award under the Global Plan, the U.S. Plan or any other Company share option plan shall reduce the total number of shares reserved and available for the grant of future Options and other awards under the Global Plan, the U.S. Plan and any other Company share option plans. Any Shares which remain unissued and which are not subject to outstanding Options at the termination of the Global Plan shall cease to be reserved for the purpose of the Global Plan, but until termination of the Global Plan the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Global Plan. Should any Option for any reason expire or be canceled prior to its exercise or relinquishment in full, the Share or Shares subject to such Option may again be subjected to an Option under the Global Plan, the U.S. Plan or under future plans.

      5.2 Each Option granted pursuant to the Global Plan, shall be evidenced by a written Option Agreement between the Company and the Optionee, in such form as the Board shall from time to time approve. Each Option Agreement shall state, inter alia, the number of Shares to which the Option relates, the type of Option granted thereunder, the Vesting Dates, the Purchase Price per Share and the Expiration Date.

6.    PURCHASE PRICE

      6.1 The Purchase Price of each Share subject to an Option shall be determined by the Committee in its sole and absolute discretion in accordance with applicable law, subject to any guidelines as may be determined by the Board from time to time. Each Option Agreement will contain the Purchase Price determined for each Optionee.

      6.2 The Purchase Price shall be payable upon the exercise of an Option in cash, check or wire transfer. The Purchase Price shall be denominated in the currency of the primary economic environment of, at the Company's discretion, either the Company or the Employee (that is the functional currency of the Company or the currency in which the Employee is paid).

7.    ADJUSTMENTS

      Upon the occurrence of any of the following described events, Optionee's rights to purchase Shares under the Global Plan shall be adjusted as hereafter provided:

      7.1 In the event of Transaction, the unexercised Options then outstanding under the Global Plan shall be assumed or substituted for an appropriate number of shares of each class of shares or other securities of the Successor Company (or a parent or subsidiary of the Successor Company) as were distributed to the shareholders of the Company in connection and with respect to the Transaction. In the case of such assumption and/or substitution of Options, appropriate adjustments shall be made to the Purchase Price so as to reflect such action and all other terms and conditions of the Option Agreements shall remain unchanged, including but not limited to the vesting schedule, all subject to the determination of the Committee or the Board, which determination shall be in their sole discretion and final. The Company shall notify the Optionee of the Transaction in such form and method as it deems applicable at least ten (10) days prior to the effective date of such Transaction.

      7.2 Notwithstanding the above and subject to all applicable law, the Board or the Committee shall have the power and authority to determine that in certain Option Agreements there shall be a clause instructing that if in any Transaction the Successor Company (or parent or subsidiary of the Successor Company) does not agree to assume or substitute the Options, the Vesting Dates of outstanding Options shall be accelerated so that any unvested Option or any portion thereof shall be immediately vested as of the date which is ten (10) days prior to the effective date of the Transaction.

      7.3 For the purposes of Section 7.1 above, an Option shall be considered assumed or substitute if, following the Transaction, the Option shall confer the right, subject to such Option's original vesting schedule, to purchase or receive, for each Share underlying such Option immediately prior to the Transaction, the consideration (whether shares, options, cash, or other securities or property) received in the Transaction by the holders of shares for each Share held on the effective date of the Transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Transaction is not solely shares of common stock (or their equivalent) of the Successor Company or its parent or subsidiary, the Committee may, with the consent of the Successor Company, provide for the consideration to be received upon the exercise of the Option to be solely shares of common stock (or their equivalent) of the Successor Company or its parent or subsidiary equal in Fair Market Value to the per Share consideration received by holders of a majority of the outstanding shares in the Transaction; and provided further that the Committee may determine, in its discretion, that in lieu of such assumption or substitution of Options for options of the Successor Company or its parent or subsidiary, such Options will be substituted for any other type of asset or property including cash which is fair under the circumstances.

      7.4 If the Company is voluntarily liquidated or dissolved while unexercised Options remain outstanding under the Global Plan, the Company shall immediately notify all unexercised Option holders of such liquidation, and the Option holders shall then have ten (10) days to exercise any unexercised Vested Option held by them at that time, in accordance with the exercise procedure set forth herein. Upon the expiration of such ten-days period, all remaining outstanding Options will terminate immediately.

      7.5 If the outstanding Shares shall at any time be changed or exchanged by declaration of a share dividend (bonus shares), Share split or reverse Share split, combination or exchange of shares, recapitalization, or any other like event by or of the Company, and as often as the same shall occur, then the number, class and kind of the Shares subject to the Global Plan or subject to any Options theretofore granted, and the Purchase Prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate Purchase Price; provided, however, that no adjustment shall be made by reason of the distribution of subscription rights (rights offering) on outstanding Shares. Upon happening of any of the foregoing, the class and aggregate number of Shares issuable pursuant to the Global Plan (as set forth in Section 5 hereof), in respect of which Options have not yet been exercised, shall be appropriately adjusted (all as determined by the Board whose determination shall be final).

      7.6 The Optionee acknowledges that Optionee's rights to sell the Shares may be subject to certain limitations (including a lock-up period), as will be requested by the Company or its underwriters, and the Optionee unconditionally agrees and accepts any such limitations.

8.    TERM AND EXERCISE OF OPTIONS

      8.1 Options shall be exercised by the Optionee's by giving written notice of to the Company or to any third party designated by the Company (the "REPRESENTATIVE"), in such form and method as may be determined by the Company, which exercise shall be effective upon receipt of such notice by the Company and/or the Representative and the payment of the exercise price for the number of Shares with respect to which the option is being exercised, at the Company's or the Representative's principal office. The notice shall specify the number of Shares with respect to which the Option is being exercised.

      8.2 Options, to the extent not previously exercised, shall terminate upon the earlier of: (i) the date set forth in the Option Agreement;
            (ii) the  expiration  of ten (10) years  from the Date of Grant;  or
            (iii) the expiration of any extended period in any of the events set forth in Section 8.5 below.

      8.3 The Options may be exercised by the Optionee in whole at any time or in part from time to time, to the extent that the Options have become vested and exercisable, prior to the Expiration Date, and provided that, subject to the provisions of Section 8.5 below, the Optionee is an Employee or a Service Provider at all times during the period beginning with the granting of the Option and ending upon the date of exercise.

      8.4 Subject to the provisions of Section 8.5 below, in the event of a termination of Optionee's employment or service, all Options granted to such Optionee shall immediately expire. Unless otherwise approved by the Committee, a notice of termination of employment or services shall be deemed to constitute termination of employment or services.

      8.5 Notwithstanding anything to the contrary hereinabove and unless otherwise determined in the Optionee's Option Agreement, an Option may be exercised after the date of termination of Optionee's employment or service during an additional period of time beyond the date of such termination, but only with respect to the number of Vested Options at the time of such termination according to the Vesting Dates, if:

            8.5.1 termination  is  without  Cause,  in which  event  the  Vested
                  Options still in force and unexpired may be exercised within a period of three (3) months after the date of such termination; or

            8.5.2 termination  is the  result  of  death  or  disability  of the
                  Optionee, in which event the Vested Options still in force and unexpired may be exercised within a period of twelve (12) months after such date of termination; or-

            8.5.3 prior to the date of such  termination,  the  Committee  shall authorize an extension of the term of all or part of the Vested Options beyond the date of such termination for a period not to exceed the period during which the Options by their terms would otherwise have been exercisable.

            8.5.4 For avoidance of any doubt,  if  termination  of employment or service is for Cause, any outstanding unexercised Option will immediately expire and terminate, and the Optionee shall not have any right in respect of such outstanding Options.

      8.6 To avoid doubt, Optionees shall not have any of the rights or privileges of shareholders of the Company, in respect of any Shares purchasable upon the exercise of an Option, nor shall they be deemed to be a class of shareholders or creditors of the Company for the purpose of all applicable law, until registration of the Optionee as holder of such Shares in the Company's register of shareholders upon exercise of the Option in accordance with the provisions of the Global Plan.

      8.7 Any form of Option Agreement authorized by the Global Plan may contain such other provisions, not inconsistent with the Global Plan, as the Board may, from time to time, deem advisable.

9.    VESTING OF OPTIONS

      9.1 Subject to the provisions of the Global Plan, Options shall vest at the Vesting Dates set forth in the Option Agreement. However no Option shall be exercised after the Expiration Date.

      9.2 An Option may be subject to such other terms and conditions, not inconsistent with the Global Plan, on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Options may vary.

10.   PURCHASE FOR INVESTMENT

      The Company's obligation to issue or allocate Shares upon exercise of an Option granted under the Global Plan is expressly conditioned upon: (a) the Company's completion of any registration or other qualifications of such Shares under all applicable laws, rules and regulations or (b) representations and undertakings by the Optionee (or his legal representative, heir or legatee, in the event of the Optionee's death) to assure that the sale of the Shares complies with any registration exemption requirements which the Company in its sole discretion shall deem necessary or advisable. Such required representations and undertakings may include representations and agreements that such Optionee (or his legal representative, heir, or legatee): (a) is purchasing such Shares for investment and not with any present intention of selling or otherwise disposing thereof; and (b) agrees to have placed upon the face and reverse of any certificates evidencing such Shares a legend setting forth (i) any representations and undertakings which such Optionee has given to the Company or a reference thereto and (ii) that, prior to effecting any sale or other disposition of any such Shares, the Optionee must furnish to the Company an opinion of counsel, satisfactory to the Company, that such sale or disposition will not violate the applicable laws, rules and regulations of the United States or any other state having jurisdiction over the Company and the Optionee.

11.   DIVIDENDS

      With respect to all Shares (but excluding, for avoidance of any doubt, any unexercised Options) allocated or issued upon the exercise of Options purchased by the Optionee and held by the Optionee or by a trustee, as the case may be, the Optionee shall be entitled to receive dividends in accordance with the quantity of such Shares, subject to the provisions of the Company's incorporation documents, as amended from time to time and subject to any applicable taxation on distribution of dividends.

12.   RESTRICTIONS ON ASSIGNABILITY AND SALE OF OPTIONS

      No Option or any right with respect thereto, purchasable hereunder, whether fully paid or not, shall be assignable, transferable, or given as collateral nor any right with respect thereto may be given to any third party whatsoever, other than by will or by the laws of descent and distribution or as specifically otherwise allowed under the Global Plan and during the lifetime of the Optionee, each and all of such Optionee's rights to purchase Shares hereunder shall be exercisable only by the Optionee. Any action made in contradiction to the aforementioned, shall be null and void.

13.   EFFECTIVE DATE AND DURATION OF THE GLOBAL PLAN

      The Global Plan shall be effective as of the day it was adopted by the Board and shall terminate at the end of ten (10) years from such day of adoption.

      The Company shall obtain the approval of the Company's shareholders for the adoption of this Global Plan or for any amendment to this ISOP, if shareholders' approval is necessary or desirable to comply with any applicable law including without limitation the U.S. securities law or the securities laws of other jurisdiction applicable to Options granted to Optionees under this Global Plan, or if shareholders' approval is required by any authority or by any governmental agencies or national securities exchanges including without limitation the US Securities and Exchange Commission.

14.   AMENDMENTS OR TERMINATION

      14.1 The Board may at any time, subject to the provisions of Section 14.2 below and all applicable law, amend, alter, suspend or terminate the Global Plan, provided, however, that (i) the Board may not extend the term of the Global Plan specified in Section 13 and (ii) no amendment, alteration, suspension or termination of the Global Plan shall impair the rights of any Optionee, unless mutually agreed otherwise by the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Earlier termination of the Global Plan prior to the Termination Date shall not affect the Board's ability to exercise the powers granted to it hereunder with respect to Options granted under the Global Plan prior to the date of such earlier termination.

      14.2 The Company shall obtain the approval of the Company's shareholders for any amendment to this Global Plan and/or the Appendixes thereto if shareholders' approval is required under any applicable law including without limitation the U.S. securities law or the securities laws of other jurisdiction applicable to Options granted to Optionees under this Global Plan and/or the Appendixes thereto, or if shareholders' approval is required by any authority or by any governmental agencies or national securities exchanges including without limitation the U.S. Securities and Exchange Commission.

15.   GOVERNMENT REGULATIONS

      The Global Plan, the granting and exercise of Options hereunder and the obligation of the Company to sell and deliver Shares under such Options shall be subject to all applicable laws, rules, regulations, approvals and consents whether of the United States, the State of Israel, or any other state having jurisdiction over the Company or the Optionee, including the registration of the Shares under the United States Securities Act 1933 or under the securities act of any applicable jurisdiction, and to such approvals by any governmental agencies or national securities exchanges as may be required. Nothing herein shall be deemed to require the Company to register the Shares under the securities law of any jurisdiction.

16.   CONTINUANCE OF EMPLOYMENT

      Neither the Global Plan nor any Option Agreement shall impose any obligation on the Company or an affiliate to continue any Optionee in its employ or service, and nothing in the Global Plan or in any Option granted pursuant hereto shall confer upon any Optionee any right to continue in the employ or service of the Company or an affiliate thereof or restrict the right of the Company or an affiliate thereof to terminate such employment or service at any time.

17.   GOVERNING LAW AND JURISDICTION

      The Global Plan shall be governed by and construed and enforced in accordance with the laws of the State of Israel as applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of the State of Israel, Washington State or any other state of the United States in which the company is qualified to do business shall have sole jurisdiction in any matters pertaining to the Global Plan.

18.   TAX CONSEQUENCES

      Any tax consequences to any Optionee arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company and/or its affiliates, or the Optionee) hereunder shall be borne solely by the Optionee. The Company and/or its affiliates shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Optionee shall agree to indemnify the Company and/or its affiliates and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

      The Company shall not be required to release any Share certificate to an Optionee until all required payments have been fully made.

21.   NON-EXCLUSIVITY OF THE GLOBAL PLAN

      The adoption of the Global Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of Options otherwise then under the Global Plan, and such arrangements may be either applicable generally or only in specific cases. For the avoidance of doubt, prior grant of options to Optionees of the Company under their employment agreements, and not in the framework of any previous option plan, shall not be deemed an approved incentive arrangement for the purpose of this section.

22.   MULTIPLE AGREEMENTS

      The terms of each Option may differ from other Options granted under the Global Plan at the same time, or at any other time. The Board may also grant more than one Option to a given Optionee during the term of the Global Plan, either in addition to, or in substitution for, one or more Options previously granted to that Optionee.

23.   RULES PARTICULAR TO SPECIFIC COUNTRIES

      Notwithstanding anything herein to the contrary, the terms and conditions of the Global Plan may be adjusted with respect to a particular country by means of an addendum to the Global Plan in the form of an appendix (the "Appendix"), and to the extent that the terms and conditions set forth in the Appendix conflict with any provisions of the Global Plan, the provisions of the Appendix shall govern. Terms and conditions set forth in the Appendix shall apply only to Options issued to Optionees under the jurisdiction of the specific country that is subject of the Appendix and shall not apply to Options issued to any other Optionee. The adoption of any such Appendix shall be subject to the approval of the Board and if required the approval of the shareholders of the Company.

                                      * * *

                        BRAINSTORM CELL THERAPEUTICS INC

                               APPENDIX A - ISRAEL

                       TO THE 2004 GLOBL SHARE OPTION PLAN

1.    GENERAL

      1.1. This appendix (the "APPENDIX") shall apply only to participants who are residents of the state of Israel or those who are deemed to be residents of the state of Israel for the payment of tax. The provisions specified hereunder shall form an integral part of the 2004 Global Share Option Plan of BrainStorm Cell Therapeutics Inc (hereinafter: the "PLAN"), which applies to the issuance of options to purchase Shares of BrainStorm Cell Therapeutics Inc (hereinafter: the "COMPANY"). According to the Plan, options to purchase the Company's Shares may be issued to employees, directors, consultants and service provides of the Company or its affiliates

      1.2 This Appendix is effective with respect to Options granted as of January 1, 2003 and shall comply with Amendment no. 132 of the Israeli Tax Ordinance.

      1.3. This Appendix is to be read as a continuation of the Plan and only modifies options granted to Israeli Optionees so that they comply with the requirements set by the Israeli law in general, and in particular with the provisions of Section 102 (as specified herein), as may be amended or replaced from time to time. For the avoidance of doubt, this Appendix does not add to or modify the Plan in respect of any other category of Optionees.

      1.5. The Plan and this Appendix are complimentary to each other and shall be deemed as one. In any case of contradiction, whether explicit or implied, between the provisions of this Appendix and the Plan, the provisions set out in the Appendix shall prevail.

      1.6. Any capitalized terms not specifically defined in this Appendix shall be construed according to the interpretation given to it in the Plan.

2.    DEFINITIONS

      2.1   "AFFILIATE"  means any  "employing  company"  within the  meaning of
            Section 102(a) of the Ordinance.

      2.2 "APPROVED 102 OPTION" means an Option granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of the Optionee.

      2.3 "CAPITAL GAIN OPTION (CGO)" means an Approved 102 Option elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance.

      2.4   "CONTROLLING  SHAREHOLDER"  shall have the meaning ascribed to it in
            Section 32(9) of the Ordinance.

      2.5 "EMPLOYEE" means a person who is employed by the Company or its Affiliates, including an individual who is serving as a director or an office holder, but excluding any Controlling Shareholder, all as determined in Section 102 of the Ordinance.

      2.6   "ITA" means the Israeli Tax Authorities.

      2.7   "NON-EMPLOYEE"  means  a  consultant,   adviser,  service  provider,
            Controlling Shareholder or any other person who is not an Employee.

      2.8 "ORDINARY INCOME OPTION (OIO)" means an Approved 102 Option elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.

      2.9   "102  OPTION"  means any Option  granted to  Employees  pursuant  to
            Section 102 of the Ordinance.

      2.10 "3(I) OPTION" means an Option granted pursuant to Section 3(i) of the Ordinance to any person who is a Non- Employee.

      2.11 "ORDINANCE" means the Israeli Income Tax Ordinance [New Version] 1961 as now in effect or as hereafter amended.

      2.12  "SECTION   102"  means   section  102  of  the   Ordinance  and  any
            regulations, rules, orders or procedures promulgated thereunder as now in effect or as hereafter amended.

      2.13 "TRUSTEE" means any individual appointed by the Company to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance.

      2.14 "UNAPPROVED 102 OPTION" means an Option granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee.

3.    ISSUANCE OF OPTIONS

      3.1 The persons eligible for participation in the Plan as Optionees shall include any Employees and/or Non-Employees of the Company or of any Affiliate; provided, however, that (i) Employees may only be granted 102 Options; and (ii) Non-Employees and/or Controlling Shareholders may only be granted 3(i) Options

      3.2   The Company may designate  Options granted to Employees  pursuant to
            Section 102 as Unapproved 102 Options or Approved 102 Options.

      3.3 The grant of Approved 102 Options shall be made under this Appendix adopted by the Board, and shall be conditioned upon the approval of this Appendix by the ITA.

      3.4 Approved 102 Options may either be classified as Capital Gain Options ("CGOs") or Ordinary Income Options ("OIOs").

      3.5 No Approved 102 Options may be granted under this Appendix to any eligible Employee, unless and until, the Company's election of the type of Approved 102 Options as CGO or OIO granted to Employees (the "ELECTION"), is appropriately filed with the ITA. Such Election shall become effective beginning the first date of grant of an Approved 102 Option under this Appendix and shall remain in effect at least until the end of the year following the year during which the Company first granted Approved 102 Options. The Election shall obligate the Company to grant only the type of Approved 102 Option it has elected, and shall apply to all Optionees who were granted Approved 102 Options during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 Options simultaneously.

      3.6 All Approved 102 Options must be held in trust by a Trustee, as described in Section 4 below.

      3.7 For the avoidance of doubt, the designation of Unapproved 102 Options and Approved 102 Options shall be subject to the terms and conditions set forth in Section 102.

4.    TRUSTEE

      4.1 Approved 102 Options which shall be granted under this Appendix and/or any Shares allocated or issued upon exercise of such Approved 102 Options and/or other shares received subsequently following any realization of rights, including without limitation bonus shares, shall be allocated or issued to the Trustee and held for the benefit of the Optionees for such period of time as required by Section 102 or any regulations, rules or orders or procedures promulgated thereunder (the "HOLDING PERIOD"). In the case the requirements for Approved 102 Options are not met, then the Approved 102 Options may be regarded as Unapproved 102 Options, all in accordance with the provisions of Section 102.

      4.2 Notwithstanding anything to the contrary, the Trustee shall not release any Shares allocated or issued upon exercise of Approved 102 Options prior to the full payment of the Optionee's tax liabilities arising from Approved 102 Options which were granted to him and/or any Shares allocated or issued upon exercise of such Options.

      4.3 With respect to any Approved 102 Option, subject to the provisions of Section 102 and any rules or regulation or orders or procedures promulgated thereunder, an Optionee shall not sell or release from trust any Share received upon the exercise of an Approved 102 Option and/or any share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102 of the Ordinance. Notwithstanding the above, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 of the Ordinance and under any rules or regulation or orders or procedures promulgated thereunder shall apply to and shall be borne by such Optionee.

      4.4 Upon receipt of Approved 102 Option, the Optionee will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with this Appendix, or any Approved 102 Option or Share granted to him thereunder.

5.    THE OPTIONS

      The terms and conditions upon which the Options shall be issued and exercised, shall be as specified in the Option Agreement to be executed pursuant to the Plan and to this Appendix. Each Option Agreement shall state, inter alia, the number of Shares to which the Option relates, the type of Option granted thereunder (whether a CGO, OIO, Unapproved 102 Option or a 3(i) Option), the vesting provisions and the exercise price.

6.    FAIR MARKET VALUE

      Without derogating from Section 2.9 of the Plan and solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the date of grant the Company's shares are listed on any established stock exchange or a national market system or if the Company's shares will be registered for trading within ninety (90) days following the date of grant of the CGOs, the fair market value of the Shares at the date of grant shall be determined in accordance with the average value of the Company's shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

7.    EXERCISE OF OPTIONS

      Options shall be exercised by the Optionee by giving a written notice to the Company and/or to any third party designated by the Company (the "REPRESENTATIVE"), in such form and method as may be determined by the Company and, when applicable, by the Trustee, in accordance with the requirements of Section 102, which exercise shall be effective upon receipt of such notice by the Company and/or the Representative and the payment of the exercise price for the number of Shares with respect to which the option is being exercised, at the Company's or the Representative's principal office. The notice shall specify the number of Shares with respect to which the option is being exercised.

8.    ASSIGNABILITY AND SALE OF OPTIONS

      8.1. Notwithstanding any other provision of the Plan, no Option or any right with respect thereto, purchasable hereunder, whether fully paid or not, shall be assignable, transferable or given as collateral or any right with respect to them given to any third party whatsoever, and during the lifetime of the Optionee each and all of such Optionee's rights to purchase Shares hereunder shall be exercisable only by the Optionee.

            Any such action made directly or indirectly, for an immediate validation or for a future one, shall be void.

      8.2 As long as Options or Shares purchased pursuant to thereto are held by the Trustee on behalf of the Optionee, all rights of the Optionee over the shares are personal, can not be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

9.    INTEGRATION OF SECTION 102 AND TAX ASSESSING OFFICER'S PERMIT

      9.1. With regards to Approved 102 Options, the provisions of the Plan and/or the Appendix and/or the Option Agreement shall be subject to the provisions of Section 102 and the Tax Assessing Officer's permit, and the said provisions and permit shall be deemed an integral part of the Plan and of the Appendix and of the Option Agreement.

      9.2. Any provision of Section 102 and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the Appendix or the Option Agreement, shall be considered binding upon the Company and the Optionees.

10.   DIVIDEND

      Subject to the Company's incorporation documents, with respect to all Shares (but excluding, for avoidance of any doubt, any unexercised options) allocated or issued upon the exercise of Options and held by the Optionee or by the Trustee as the case may be, the Optionee shall be entitled to receive dividends in accordance with the quantity of such shares, and subject to any applicable taxation on distribution of dividends, and when applicable subject to the provisions of Section 102 and the rules, regulations or orders promulgated thereunder.

11.   TAX CONSEQUENCES

      11.1 Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company, and/or its Affiliates, and the Trustee or the Optionee), hereunder, shall be borne solely by the Optionee. The Company and/or its Affiliates, and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Optionee shall agree to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

      11.2 The Company and/or, when applicable, the Trustee shall not be required to release any share certificate to an Optionee until all required payments have been fully made.

      11.3 With respect to Unapproved 102 Option, if the Optionee ceases to be employed by the Company or any Affiliate, the Optionee shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

12.   GOVERNING LAW & JURISDICTION

      This Appendix shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of Tel-Aviv, Israel shall have sole jurisdiction in any matters pertaining to this Appendix.

                                      * * *

                                                                       EXHIBIT B

                        BRAINSTORM CELL THERAPEUTICS INC.

                    2005 U.S. STOCK OPTION AND INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE U.S. PLAN; DEFINITIONS

      The name of the plan is the BrainStorm Cell Therapeutics Inc. 2005 U.S. Stock Option and Incentive Plan (the "U.S. Plan"). The purpose of the Plan is to provide an incentive to retain, in the employ of the BrainStorm Therapeutics, Inc. (the "Company") and its Subsidiaries, persons of training, experience and ability; to attract new employees, directors, consultants and service providers; to encourage the sense of proprietorship of such persons; and to stimulate the active interest of such persons in the development and financial success of the Company by providing them with opportunities to receive stock-based awards in the Company.

      The following terms shall be defined as set forth below:

      "Act" means the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder.

      "Administrator" is defined in Section 2(a).

      "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options and Restricted Stock Awards.

      "Board" means the Board of Directors of the Company.

      "Code" means the U.S. Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

      "Committee" means the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

      "Effective Date" means the date on which the U.S. Plan is approved by stockholders as set forth in Section 13.

      "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

      "Fair Market Value" of the Stock on any given date means the fair market value of the Stock determined as follows:

            (i) If the Stock is listed on any established stock exchange or a national market system, including without limitation the Tel Aviv Stock Exchange, the NASDAQ National Market System or the NASDAQ SmallCap Market, the Fair Market Value shall be the last reported sale price of such Stock (or the highest closing bid, if no sales were reported), as quoted on such exchange or system for the last market trading day prior to time of determination, as reported in The Wall Street Journal, or such other source as the Administration deems reliable;

            (ii) If the Stock is regularly quoted by one or more recognized securities dealers, but selling prices are not reported, the Fair Market Value shall be the mean between the highest bid and lowest asked prices for the Stock on the last market trading day prior to the day of determination; or

            (iii) In the  absence of an  established  market for the Stock,  the
Fair  Market  Value   thereof   shall  be   determined  in  good  faith  by  the
Administration.

      "Global Plan" means the BrainStorm Cell Therapeutics Inc. 2004 Global Share Option Plan.

      "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

      "Non-Employee Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

      "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

      "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

      "Restricted Stock Award" means Awards granted pursuant to Section 6.

      "Section 409A" means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

      "Stock" means the Common Stock, par value $0.00005 per share, of the Company, subject to adjustments pursuant to Section 3.

      "Subsidiary" means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.

      "Ten Percent Owner" means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

SECTION 2. ADMINISTRATION OF U.S. PLAN; ADMINISTRATOR AUTHORITY TO SELECT
           GRANTEES AND DETERMINE AWARDS

      (a) Committee. The U.S. Plan shall be administered by either the Board or the Committee (the "Administrator").

      (b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the U.S. Plan, including the power and authority:

            (i) to select the individuals to whom Awards may from time to time be granted;

            (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options and Restricted Stock Awards, or any combination of the foregoing, granted to any one or more grantees;

            (iii) to determine the number of shares of Stock to be covered by any Award;

            (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the U.S. Plan, of any Award, which terms and conditions may differ among individual
Awards and grantees, and to approve the form of written instruments evidencing the Awards;

            (v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

            (vi) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised; and

            (vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the U.S. Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the U.S. Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the U.S. Plan; to decide all disputes arising in connection with the U.S. Plan; and to otherwise supervise the administration of the U.S. Plan.

      All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and U.S. Plan grantees.

      (c) Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the U.S. Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors' and officers' liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

SECTION 3. STOCK ISSUABLE UNDER THE U.S. PLAN; MERGERS; SUBSTITUTION

      (a) Stock Issuable. The maximum number of shares of Stock available for issuance under the U.S. Plan shall be 9,143,462 shares, subject to adjustment as provided in Section 3(b). The pool of shares available for issuance under the U.S. Plan is the same pool of shares reserved and available for issuance under the Global Plan. Accordingly, shares issued pursuant to awards under either the Global Plan or this U.S. Plan shall reduce the number of shares available for future issuance under each plan. Not more than 9,143,462 shares shall be issued in the form of Incentive Stock Options. For purposes of the limitation on the number of shares available under the U.S. Plan, the shares of Stock underlying any Awards (including any Options under the Global Plan) that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award (including any Options under the Global Plan) to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the U.S. and Global Plans. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the U.S. and Global Plans may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

      (b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the U.S. and Global Plans, (ii) the maximum number of Incentive Stock Options that may be issued under the U.S. Plan, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the U.S. Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the price for each share subject to any then outstanding Stock Options under the U.S. Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the U.S. Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

      The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the U.S. Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

      (c) Mergers and Other Transactions. In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a "Sale Event"), all Options and other Awards shall be appropriately adjusted in accordance with Section 3(b) and shall be assumed by the successor entity and shall continue to have the same vesting schedule, except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award documentation or otherwise in the Administrator's discretion. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options held by such grantee, including any such Options that may become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

      Notwithstanding anything to the contrary in this Section 3(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per share of Stock pursuant to the Sale Event (the "Sale Price") times the number of shares of Stock subject to outstanding Options (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options.

      (d) Substitute Awards. The Administrator may grant Awards under the U.S. Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the U.S. Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4. ELIGIBILITY

      Grantees under the U.S. Plan will be such U.S.-based full or part-time officers and other employees, Non-Employee Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5. STOCK OPTIONS

      Any Stock Option granted under the U.S. Plan shall be in such form as the Administrator may from time to time approve.

      Stock Options granted under the U.S. Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

      (a) Stock Options Granted to Employees and Key Persons. The Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the U.S. Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee's election, subject to such terms and conditions as the Administrator may establish.

            (i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

            (ii) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

            (iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

            (iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

                  (A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

                  (B) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

                  (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

            (v) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this U.S. Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6. RESTRICTED STOCK AWARDS

      (a) Nature of Restricted Stock Awards. A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.


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

      (b) Rights as a Stockholder. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 6(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

      (c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to
Section 10 below, in writing after the Award agreement is issued, if any, if a grantee's employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price from such grantee or such grantee's legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a shareholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

      (d) Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to
Section 10 below, in writing after the Award agreement is issued, a grantee's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee's termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 6(c) above.

SECTION 7. Transferability of Awards

      (a) Transferability. Except as provided in Section 7(b) below, during a grantee's lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee's legal representative or guardian in the event of the grantee's incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

      (b) Committee Action. Notwithstanding Section 7(a), the Administrator, in its discretion, may provide either in the Award agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this U.S. Plan and the applicable Award.

      (c) Domestic Relations Orders. Without limiting the generality of Section 7(a), and notwithstanding Section 7(b), no domestic relations order purporting to authorize a transfer of an Award shall be recognized as valid, except as the Administration may otherwise determine.

      (d) Family Member. For purposes of Section 7(b), "family member" shall mean a grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee's household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than fifty percent (50%) of the voting interests.

      (e) Designation of Beneficiary. Each grantee to whom an Award has been made under the U.S. Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee's death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee's estate.

SECTION 8. TAX WITHHOLDING

      (a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company's obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax obligations being satisfied by the grantee.

      (b) Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.


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

SECTION 9. TRANSFER, LEAVE OF ABSENCE, ETC.

      For purposes of the U.S. Plan, the following events shall not be deemed a termination of employment:

      (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

      (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 10. AMENDMENTS AND TERMINATION

      The Board may, at any time, amend or discontinue the U.S. Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. Except as provided in Section 3(b) or 3(c), in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation and re-grants. Any material U.S. Plan amendments (other than amendments that curtail the scope of the U.S. Plan), including any U.S. Plan amendments that (i) increase the number of shares reserved for issuance under the U.S. Plan, (ii) expand the type of Awards available under, materially expand the eligibility to participate in, or materially extend the term of, the U.S. Plan, or (iii) materially change the method of determining Fair Market Value, shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. In addition, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the U.S. Plan are qualified under Section 422 of the Code, U.S. Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 10 shall limit the Administrator's authority to take any action permitted pursuant to Section 3(c).

SECTION 11. STATUS OF U.S. PLAN

      With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 12. GENERAL PROVISIONS

      (a) No Distribution; Compliance with Legal Requirements. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

      No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

      Each grantee shall acknowledge that the grantee's rights to sell any shares of Stock may be subject to certain limitations (including a lock-up period), as may be requested by the Company or its underwriters, and the grantee shall unconditionally agree and accept any such limitations.

      (b) Delivery of Stock Certificates. Stock certificates to grantees under this U.S. Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee's last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic "book entry" records).

      (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this U.S. Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this U.S. Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

      (d) Trading Policy Restrictions. Option exercises and other Awards under the U.S. Plan shall be subject to such Company's insider trading policy and procedures, as in effect from time to time.

      (e) Forfeiture of Awards under Sarbanes-Oxley Act. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee, that is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for the amount of any Award received by such individual under the U.S. Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

      (f) Compliance with Section 409A. To the extent an Award is subject to the requirements of Section 409A, then the applicable agreement evidencing such Award and the Plan shall be construed and administered in a manner such that the Award complies with Section 409A, and the Committee may revise the agreement evidencing such Award and/or the U.S. Plan so that such Award shall be in compliance with Section 409A. Additionally, to the extent any Award is subject to Section 409A, notwithstanding any provision herein to the contrary, the U.S. Plan shall not permit the acceleration of, or changes in, the time or schedule of any distribution related to such Award, except to the extent consistent with the requirements of Section 409A.

SECTION 13. EFFECTIVE DATE OF U.S. PLAN

      This U.S. Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board. No grants of Stock Options and other Awards may be made hereunder after the tenth (10th) anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth (10th) anniversary of the date the Plan is approved by the Board.

SECTION 14. GOVERNING LAW

      This U.S. Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Washington, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS:            February 24, 2005

DATE APPROVED BY STOCKHOLDERS:


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